GABELLI EQUITY SERIES FUNDS, INC.
                         THE GABELLI EQUITY INCOME FUND
                        THE GABELLI SMALL CAP GROWTH FUND
                    THE GABELLI WOODLAND SMALL CAP VALUE FUND
                                 (EACH A "FUND")

                        SUPPLEMENT DATED JANUARY 21, 2004
                             TO THE PROSPECTUS FOR:

      THE GABELLI EQUITY INCOME FUND AND THE GABELLI SMALL CAP GROWTH FUND
                             DATED FEBRUARY 1, 2003

                    THE GABELLI WOODLAND SMALL CAP VALUE FUND
                             DATED DECEMBER 31, 2002


THE FOLLOWING IS ADDITIONAL INFORMATION UNDER "PURCHASE OF SHARES," "REDEMPTION OF SHARES" AND "EXCHANGE OF SHARES" IN THE FUND'S PROSPECTUS RELATING TO CLASS AAA SHARES AND THE FUND'S PROSPECTUS RELATING TO CLASS A, CLASS B AND CLASS C SHARES.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs described in this prospectus and must be disclosed to you by your broker.

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE "REDEMPTION OF SHARES - BY TELEPHONE OR THE INTERNET" SECTION IN THE FUND'S PROSPECTUS RELATING TO CLASS AAA SHARES.

Fund shares held through an IRA may be redeemed by telephone or the Internet. Investors should consult a tax advisor concerning the current tax rules applicable to IRAs.


Dated: January 21, 2004